UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Item 1: Report(s) to Shareholders.

Annual Report  |  February 28, 2017
Schwab Fundamental Global Real Estate Index Fund

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S& P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended February 28, 2017
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	18.28% [1]
Russell RAFI Global Select Real Estate Index (Net)[2]	18.22%
Fund Category: Morningstar Global Real Estate	11.20%
Performance Details	pages 7-9

Minimum Initial Investment[3]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
Index ownership — Frank Russell Company (Russell) and Research Affiliates LLC (RA) have entered into a strategic alliance with respect to the Russell RAFI Indexes. “Russell RAFI Global Select Real Estate Index” is a joint trademark of Russell and RA and is used by the fund under license. Russell is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell. “Research Affiliates,” “Fundamental Index” and “RAFI” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
[1]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The total return cited for the index is calculated net of foreign withholding taxes.
[3]	Please see the fund's prospectus for further detail and eligibility requirements.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
fund covered in this report.
Dear Shareholder,
We hope you are off to a healthy and productive start to 2017. At Charles Schwab Investment Management, we have been quite busy over the past six months since our last communication, continuing to pursue more ways to help investors achieve their financial goals. Below I’ll share some exciting news regarding some of the changes we’ve made to bring down the costs of our index products. But first, let’s discuss the market environment that set the tone for the performance of the Schwab Fundamental Global Real Estate Index Fund (the fund) during the 12-month reporting period ended February 28, 2017.
Global real estate stocks started the reporting period on solid footing, but fell later in the year as investors focused on interest rate policies. The Federal Reserve (Fed) increased U.S. short-term interest rates in December for just the second time in a decade, and set the stage for several additional increases in 2017. Despite the Fed tightening, and the potential for similar moves to pull back the pace of monetary stimulus in the European Union, the Schwab Fundamental Global Real Estate Index Fund generated an 18.3% return for the 12-month reporting period, performing in line with its underlying index.
While it’s true that higher rates can lead to increased costs for borrowers and generally repress demand for real estate assets, we believe that market fundamentals are in place to help absorb the impacts of higher rates. Global economic growth is showing signs of improvement, and with or without

Asset Class Performance Comparison % returns during the 12 months ended 2/28/2017

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
From the President (continued)

“ Rather than trying to time the market’s every move, we believe investors are better off focusing on what they can control: how much they pay to invest.”
additional changes in central banks’ monetary policies, borrowing costs will still remain inexpensive compared to long-term averages.
With this in mind, we believe that investors should stay invested in a mix of stocks and bonds over the long haul, and not drop out of either when they fall temporarily out of favor. Rather than trying to time the market’s every move, we believe investors are better off focusing on what they can control: how much they pay to invest. We know that costs matter to investors, particularly when it comes to passive investments, such as index mutual funds and ETFs, that they plan to hold for the long-term. As part of our commitment to putting our investors first, we have taken steps to reduce the costs on many of our passive fund offerings. On March 1, 2017, we took our latest step by lowering the expense ratios on several of our market cap index products and Fundamental Index® ETFs. In addition, if you were a shareholder of one or more of the funds as of February 6, 2017, you received a proxy to vote on matters that would ultimately result in a lower expense ratio for each fund. If shareholders approve the proposals, the lower expense ratios would be effective May 1, 20171. Overall, these moves underscore our longtime commitment to offering a robust suite of low-cost investment options across fixed income and equity, mutual funds and ETFs. To learn more about these changes, please visit www.csimfunds.com/lowercosts.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the fund, please continue reading this report. In addition, you can find further details about the fund by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
[1]	For additional information on the proposals, please see the proxy statement.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment

Over the 12-month reporting period ended February 28, 2017, global real estate securities generated positive returns as central bank policies remained largely accommodative and demand expanded at a healthy pace. Despite this positive performance, global real estate securities generally lagged the broader equity market, in part due to a rotation away from yield-seeking sectors that took place after the U.S. presidential election. Meanwhile, the U.S. dollar strengthened against many overseas currencies, especially the British pound, generally reducing returns on international investments in U.S. dollar terms. In this environment, the Dow Jones U.S. Select REIT Index returned 14.99% for the reporting period, and the FTSE EPRA/NAREIT Global Index (Net), representing general trends in eligible real estate securities worldwide, returned 13.27%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 24.98% for the reporting period. Outside the U.S., the MSCI EAFE Index (Net), a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net), returned 15.75% and 29.46%, respectively.
In the U.S., real estate fundamentals remained strong over the reporting period amid a generally improving U.S. economy and low short-term interest rates. The Federal Reserve (Fed) left the federal funds unchanged through its November meeting, as inflation remained below the Fed’s goal of 2% and concerns lingered about the strength of the U.S. economy and sluggish global growth. However, as the U.S. economy continued to show signs of stability and strength, the Fed decided to raise short-term interest rates by 0.25% at its December meeting, with forecasts for several additional increases in 2017. (After the end of the reporting period, the Fed raised short-term interest rates for the first time in 2017 at its March meeting.) Meanwhile, generally stable nonfarm payroll numbers, expanding U.S. manufacturing, and low unemployment contributed to a brightening economic picture. Though some signs of weakness emerged in the second half of the reporting period, including rising commercial mortgage defaults and increasing vacancy rates of multifamily housing units, overall positive economic trends combined with continued low short-term interest rates generally supported the U.S. real estate market over the reporting period.
Real estate markets in Asia also performed well over the 12-month reporting period. As concerns lessened surrounding China’s economic slowdown, China’s largest city, Shanghai, moved past Tokyo as the top city for real estate investment in the Asia Pacific region at the end of 2016. Growing confidence in China also supported Hong Kong’s property market, as low vacancy and strong demand, especially from mainland China, helped push office rents higher. Meanwhile, accommodative monetary policy in Japan appeared to be working in the second half of the reporting period, and many underlying fundamentals improved or remained strong, including a positive trend in rental growth. Housing demand was solid in Australia, due in large part to continued low interest rates, and occupancy levels continued to be supported by healthy household spending levels.
Despite uncertainty surrounding the United Kingdom’s (U.K.) decision to leave the European Union (Brexit) and other upcoming elections, many European real estate markets performed well over the reporting period. Germany overtook the U.K. and became the most active commercial real estate market at the end of 2016, though annual investment in the U.K. still came in better than expected. Overall, demand for office space in the major European markets grew over the 12 months, and market fundamentals remained strong. Some retailers stayed cautious in light of developing plans for Brexit and the possibility of more political changes in the future, but improving consumer confidence and a recovery in household spending helped to mitigate these concerns.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Management

Agnes Hong, CFA, Vice President and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund

The Schwab Fundamental Global Real Estate Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFI Global Select Real Estate Index (Net) (the index). The index measures the performance of real estate companies, including real estate investment trusts (REITs), in U.S. and non-U.S. markets, including developed and emerging markets. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Global real estate securities produced positive returns for the reporting period. In the U.S., a strong labor market and other improving economic measurements supported demand for U.S. real estate, despite an increase in short-term interest rates in December by the Federal Reserve. In Europe, consumer confidence improved and the eurozone economy expanded, while concerns lessened surrounding the impact of the United Kingdom’s (U.K.) decision to leave the European Union (Brexit) as a feasible exit plan began to materialize. Meanwhile, despite slower growth in 2016 than in prior years, China’s economy showed signs of strength toward the end of the reporting period. Home prices rose in both Hong Kong and mainland China, supporting strong property markets in these regions.
Performance. The fund closely tracked the index for the 12-month reporting period ended February 28, 2017. The fund returned 18.28%1, while the index returned 18.22%2 for the reporting period.
Contributors and Detractors. Real estate securities from the U.S. were among the biggest contributors to the total return of both the index and the fund, in part due to the large average weight of this country. These securities represented an average weight of approximately 44% of the fund’s investments and returned approximately 20%. One example from this market is Iron Mountain, Inc., a holding company which stores records, primarily physical records and data backup media, and provides information management services. The fund’s holdings of Iron Mountain, Inc. returned approximately 31% for the reporting period. Real estate securities from Hong Kong also performed well, representing an average weight of approximately 8% of the fund’s investments and returning approximately 43% in U.S. dollar terms.
Real estate securities from the U.K. were among the largest detractors from the total return of the fund. Real estate securities from the U.K. represented an average weight of approximately 3% of the fund’s investments and returned approximately -3% in U.S. dollar terms for the reporting period. One example from this market is British Land Company plc, a real estate company that owns, manages, develops, and finances a portfolio of commercial properties focused on retail locations. The fund’s holdings of British Land Company plc returned approximately -12% in U.S. dollar terms. Real estate securities from the Netherlands also detracted from the total return of the fund. Dutch real estate securities represented an average weight of less than 1% of the fund’s investments and returned approximately -7% in U.S. dollar terms.
Management views and portfolio holdings may have changed since the report date.
[1]	Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of 2/28/17

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 22, 2014 – February 28, 2017)1

Total Returns1,2
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	18.28% [3]	6.84%
Russell RAFI Global Select Real Estate Index (Net)[4]	18.22%	6.75%
FTSE EPRA/NAREIT Global Index (Net)[4]	13.27%	4.76%
Fund Category: Morningstar Global Real Estate	11.20%	3.57%
Fund Expense Ratios[5]: Net 0.49%; Gross 0.81%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The fund's performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — Frank Russell Company (Russell) and Research Affiliates LLC (RA) have entered into a strategic alliance with respect to the Russell RAFI Indexes. "Russell RAFI Global Select Real Estate Index" is a joint trademark of Russell and RA and is used by the fund under license. Russell is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell. “Research Affiliates,” “Fundamental Index” and “RAFI” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[4]	The total return cited for the index is calculated net of foreign withholding taxes.
[5]	As stated in the fund's prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of 2/28/17 (continued)

Statistics
Number of Holdings	278
Weighted Average Market Cap (millions)	$13,434
Price/Earnings Ratio (P/E)	15.2
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	23%
Industry Weightings % of Investments

Top Holdings % of Net Assets1
Country Weightings % of Investments

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2016 and held through February 28, 2017.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/16	Ending Account Value (Net of Expenses) at 2/28/17	Expenses Paid During Period 9/1/16-2/28/17[2]
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.49%	$1,000.00	$1,007.50	$2.44
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.37	$2.46

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12- month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
	3/1/16– 2/28/17	3/1/15– 2/29/16	10/22/14 [1]– 2/28/15
Per-Share Data
Net asset value at beginning of period	$9.53	$10.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.29	0.27	0.10
Net realized and unrealized gains (losses)	1.42	(1.21)	0.75
Total from investment operations	1.71	(0.94)	0.85
Less distributions:
Distributions from net investment income	(0.43)	(0.27)	(0.11)
Distributions from net realized gains	(0.08)	—	(0.00) [3]
Total distributions	(0.51)	(0.27)	(0.11)
Net asset value at end of period	$10.73	$9.53	$10.74
Total return	18.26%	(8.91%)	8.57% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.50% [5]	0.13% [6],[7]
Gross operating expenses	0.91%	0.89%	2.58% [6]
Net investment income (loss)	2.72%	2.65%	2.62% [6]
Portfolio turnover rate	23%	26%	4% [4]
Net assets, end of period (x 1,000,000)	$93	$84	$105

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Amount is less than $0.005.
4
Not annualized.
5
The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses had not been incurred.
6
Annualized (except for offering costs on the gross operating expenses ratio).
7
The ratio presented for period ended 2/28/15 is a blended ratio.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	87,016,926	92,252,684
0.2%	Short-Term Investments	183,556	183,556
99.8%	Total Investments	87,200,482	92,436,240
0.2%	Other Assets and Liabilities, Net		168,502
100.0%	Net Assets		92,604,742

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Australia 7.4%
Real Estate 7.4%
Charter Hall Retail REIT	27,201	89,463
Cromwell Property Group	91,053	68,742
Dexus Property Group	69,708	504,279
Goodman Group	88,200	510,161
Investa Office Fund	39,415	141,115
LendLease Group	95,771	1,117,390
Mirvac Group	372,510	613,484
Scentre Group	332,714	1,111,898
Stockland	336,618	1,217,528
The GPT Group	111,495	421,133
Vicinity Centres	109,151	241,730
Westfield Corp.	121,590	819,982
		6,856,905

Austria 0.5%
Real Estate 0.5%
BUWOG AG *	3,905	97,508
CA Immobilien Anlagen AG *	3,706	72,634
Conwert Immobilien Invest SE *	4,327	75,178
IMMOFINANZ AG *	100,122	182,346
		427,666

Belgium 0.3%
Real Estate 0.3%
Befimmo S.A.	1,858	102,591
Cofinimmo S.A.	1,780	197,518
		300,109

Brazil 1.1%
Consumer Durables & Apparel 0.4%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	91,389	380,244
Real Estate 0.7%
BR Malls Participacoes S.A. *	67,772	323,951
BR Properties S.A. *	59,960	181,824
Multiplan Empreendimentos Imobiliarios S.A.	5,761	118,568
		624,343
		1,004,587

Security	Number of Shares	Value ($)
Canada 2.2%
Real Estate 2.2%
Artis Real Estate Investment Trust	10,953	107,122
Boardwalk Real Estate Investment Trust	2,980	99,775
Canadian Apartment Properties REIT	4,791	116,005
Canadian Real Estate Investment Trust	3,197	119,869
Chartwell Retirement Residences	6,900	81,406
Colliers International Group, Inc.	2,369	119,253
Cominar Real Estate Investment Trust	12,193	136,141
Dream Global Real Estate Investment Trust	10,377	77,113
Dream Office Real Estate Investment Trust	10,419	146,926
First Capital Realty, Inc.	10,410	163,964
Granite Real Estate Investment Trust	4,348	150,586
H&R Real Estate Investment Trust	14,071	250,019
RioCan Real Estate Investment Trust	15,699	315,351
Smart Real Estate Investment Trust	5,489	138,155
		2,021,685

China 7.2%
Real Estate 7.2%
Agile Group Holdings Ltd.	720,000	474,941
China Evergrande Group	697,000	523,156
China Jinmao Holdings Group Ltd.	618,000	191,880
China Overseas Grand Oceans Group Ltd. *	267,000	98,974
China Overseas Land & Investment Ltd.	302,000	928,786
China Resources Land Ltd.	214,000	583,853
China South City Holdings Ltd.	606,000	126,375
China Vanke Co., Ltd., Class H	87,400	219,383
Country Garden Holdings Co., Ltd.	785,000	562,089
Greentown China Holdings Ltd. *	261,000	238,452
Guangzhou R&F Properties Co., Ltd., Class H	243,000	335,510
KWG Property Holding Ltd.	220,000	138,819
Longfor Properties Co., Ltd.	150,500	240,751
Poly Property Group Co., Ltd. *	704,000	295,290
Shenzhen Investment Ltd.	272,000	116,634
Shimao Property Holdings Ltd.	293,000	420,549
Sino-Ocean Group Holding Ltd.	746,000	370,545
SOHO China Ltd.	574,000	297,165
Sunac China Holdings Ltd.	299,000	310,928
Yuexiu Property Co., Ltd.	1,300,000	210,851
		6,684,931

France 3.7%
Real Estate 3.7%
Fonciere Des Regions	3,625	298,493
Gecina S.A.	2,624	333,852
ICADE	5,054	360,396
Klepierre	12,225	454,049
Mercialys S.A.	6,825	123,267

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Nexity S.A. *	6,802	328,233
Unibail-Rodamco SE	6,607	1,505,501
		3,403,791

Germany 1.3%
Real Estate 1.3%
Deutsche Wohnen AG	8,241	282,832
LEG Immobilien AG *	2,874	236,682
TAG Immobilien AG	6,928	94,595
Vonovia SE	16,788	584,420
		1,198,529

Hong Kong 9.5%
Real Estate 9.5%
Cheung Kong Property Holdings Ltd.	57,000	387,561
Great Eagle Holdings Ltd.	26,000	123,281
Hang Lung Group Ltd.	103,000	427,638
Hang Lung Properties Ltd.	202,000	509,821
Henderson Land Development Co., Ltd.	48,750	283,112
Hongkong Land Holdings Ltd.	77,900	531,598
Hopewell Holdings Ltd.	27,500	100,404
Hysan Development Co., Ltd.	28,000	130,551
Kerry Properties Ltd.	103,000	315,637
Link REIT	91,500	630,940
New World Development Co., Ltd.	731,000	956,825
Shui On Land Ltd.	501,500	112,392
Sino Land Co., Ltd.	216,000	375,954
Sun Hung Kai Properties Ltd.	136,000	1,986,971
Swire Properties Ltd.	76,800	230,936
The Wharf Holdings Ltd.	128,000	1,014,068
Wheelock & Co., Ltd.	109,000	707,930
		8,825,619

India 0.2%
Real Estate 0.2%
DLF Ltd.	78,093	175,699

Italy 0.1%
Real Estate 0.1%
Beni Stabili S.p.A *	154,430	96,526

Japan 11.0%
Real Estate 11.0%
Activia Properties, Inc.	13	64,222
Advance Residence Investment Corp.	70	189,186
Aeon Mall Co., Ltd.	16,000	245,801
Daikyo, Inc.	75,000	156,958
Daito Trust Construction Co., Ltd.	9,000	1,259,082
Frontier Real Estate Investment Corp.	25	113,963
Hulic Co., Ltd.	7,500	71,409
Japan Excellent, Inc.	89	115,460
Japan Prime Realty Investment Corp.	39	154,917
Japan Real Estate Investment Corp.	60	330,700
Kenedix Office Investment Corp.	26	154,596
Leopalace21 Corp.	57,100	299,655
Mitsubishi Estate Co., Ltd.	78,000	1,520,697
Mitsui Fudosan Co., Ltd.	79,000	1,787,523
Mori Trust Sogo REIT, Inc.	57	93,441
Nippon Accommodations Fund, Inc.	26	112,573
Nippon Building Fund, Inc.	78	436,359
Nippon Prologis REIT, Inc.	48	103,123
Nomura Real Estate Holdings, Inc.	25,200	427,463
NTT Urban Development Corp.	12,800	117,875
Security	Number of Shares	Value ($)
Orix JREIT, Inc.	109	171,536
Relo Group, Inc.	700	101,452
Sumitomo Realty & Development Co., Ltd.	42,000	1,159,105
Tokyo Tatemono Co., Ltd.	19,200	271,028
Tokyu Fudosan Holdings Corp.	78,100	445,307
Tokyu REIT, Inc.	50	63,350
United Urban Investment Corp.	136	211,334
		10,178,115

Netherlands 0.5%
Real Estate 0.5%
Eurocommercial Properties N.V. CVA	3,791	134,217
NSI N.V.	24,000	96,998
Vastned Retail N.V.	2,564	91,268
Wereldhave N.V.	3,175	138,704
		461,187

Philippines 0.3%
Real Estate 0.3%
Ayala Land, Inc.	172,500	121,166
SM Prime Holdings, Inc.	240,100	140,401
		261,567

Singapore 2.6%
Real Estate 2.6%
Ascendas Real Estate Investment Trust	136,400	243,151
CapitaLand Commercial Trust	117,800	131,021
CapitaLand Ltd.	236,600	613,641
CapitaLand Mall Trust	162,300	227,952
Global Logistic Properties Ltd.	149,500	283,462
Mapletree Greater China Commercial Trust	131,200	92,183
Mapletree Industrial Trust	78,600	93,385
Mapletree Logistics Trust	124,700	95,629
Suntec Real Estate Investment Trust	105,500	130,148
UOL Group Ltd.	54,100	254,151
Wing Tai Holdings Ltd.	89,100	113,777
Yanlord Land Group Ltd.	105,400	109,431
		2,387,931

South Africa 1.2%
Real Estate 1.2%
Emira Property Fund Ltd.	90,320	101,216
Growthpoint Properties Ltd.	248,657	501,453
Redefine Properties Ltd.	328,806	272,378
SA Corporate Real Estate Fund Nominees Pty Ltd.	312,044	133,453
Vukile Property Fund Ltd.	53,761	76,927
		1,085,427

Sweden 0.8%
Diversified Financials 0.3%
LE Lundbergfortagen AB, B Shares	4,712	305,236
Real Estate 0.5%
Castellum AB	15,242	206,326
Fabege AB	7,178	120,922
Kungsleden AB	13,230	75,892
Wihlborgs Fastigheter AB	4,035	80,138
		483,278
		788,514

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Switzerland 0.8%
Real Estate 0.8%
Allreal Holding AG - Reg'd *	1,286	200,879
Mobimo Holding AG - Reg'd *	435	115,534
PSP Swiss Property AG - Reg'd	787	73,357
Swiss Prime Site AG - Reg'd *	3,947	342,771
		732,541

Taiwan 0.8%
Real Estate 0.8%
Chong Hong Construction Co., Ltd.	56,800	130,110
Farglory Land Development Co., Ltd.	87,000	110,225
Highwealth Construction Corp.	162,700	264,604
Huaku Development Co., Ltd.	60,000	131,360
Ruentex Development Co., Ltd. *	123,000	154,714
		791,013

United Arab Emirates 0.6%
Real Estate 0.6%
Aldar Properties PJSC	128,000	83,584
Emaar Properties PJSC	230,000	466,097
		549,681

United Kingdom 2.8%
Real Estate 2.8%
Countrywide plc	25,226	61,116
Derwent London plc	3,326	116,416
Grainger plc	26,155	82,207
Hammerson plc	51,693	377,399
Intu Properties plc	81,122	288,562
Land Securities Group plc	54,570	721,683
Savills plc	18,048	191,700
Segro plc	53,188	325,753
Shaftesbury plc	7,040	79,946
The British Land Co., plc	44,981	344,497
		2,589,279

United States 44.7%
Real Estate 44.7%
Acadia Realty Trust	1,776	56,885
Alexandria Real Estate Equities, Inc.	3,257	388,593
Altisource Residential Corp.	9,628	129,208
American Campus Communities, Inc.	5,721	292,343
American Tower Corp.	10,597	1,216,430
Apartment Investment & Management Co., Class A	7,764	361,259
Apple Hospitality REIT, Inc.	12,189	239,392
Ashford Hospitality Trust, Inc.	15,782	103,688
AvalonBay Communities, Inc.	4,336	796,870
Boston Properties, Inc.	7,914	1,100,283
Brandywine Realty Trust	16,640	277,222
Brixmor Property Group, Inc.	10,772	251,419
Camden Property Trust	5,001	423,335
Care Capital Properties, Inc.	3,212	84,444
CBL & Associates Properties, Inc.	28,814	289,004
CBRE Group, Inc., Class A *	18,744	667,661
Chesapeake Lodging Trust	3,168	76,539
Columbia Property Trust, Inc.	16,313	376,667
CoreCivic, Inc.	28,149	948,621
Corporate Office Properties Trust	8,806	300,197
Cousins Properties, Inc.	6,108	52,223
Crown Castle International Corp.	8,891	831,575
CubeSmart	4,600	125,350
Security	Number of Shares	Value ($)
DCT Industrial Trust, Inc.	3,635	173,898
DDR Corp.	17,367	251,127
DiamondRock Hospitality Co.	20,891	227,085
Digital Realty Trust, Inc.	7,581	818,748
Douglas Emmett, Inc.	7,126	287,463
Duke Realty Corp.	18,351	470,520
DuPont Fabros Technology, Inc.	2,743	141,237
EastGroup Properties, Inc.	1,759	130,764
EPR Properties	2,946	226,724
Equinix, Inc.	1,256	472,344
Equity Commonwealth *	11,537	360,647
Equity LifeStyle Properties, Inc.	2,938	233,924
Equity One, Inc.	4,039	127,875
Equity Residential	18,435	1,162,695
Essex Property Trust, Inc.	1,634	383,500
Extra Space Storage, Inc.	2,862	226,642
Federal Realty Investment Trust	2,488	350,136
First Industrial Realty Trust, Inc.	3,228	86,833
Franklin Street Properties Corp.	9,148	113,344
Gaming & Leisure Properties, Inc.	5,526	176,832
GGP, Inc.	27,991	695,856
Government Properties Income Trust	6,563	135,263
Gramercy Property Trust	4,117	115,111
HCP, Inc.	35,255	1,156,011
Healthcare Realty Trust, Inc.	6,074	194,125
Healthcare Trust of America, Inc., Class A	5,710	183,691
Hersha Hospitality Trust	5,212	101,686
Highwoods Properties, Inc.	5,752	301,923
Hospitality Properties Trust	21,394	679,901
Host Hotels & Resorts, Inc.	72,259	1,299,939
Investors Real Estate Trust	17,875	116,188
Iron Mountain, Inc.	35,166	1,278,284
Jones Lang LaSalle, Inc.	4,685	537,370
Kilroy Realty Corp.	3,352	258,607
Kimco Realty Corp.	19,213	465,915
LaSalle Hotel Properties	9,387	271,284
Lexington Realty Trust	20,795	232,072
Liberty Property Trust	11,307	445,948
Life Storage, Inc.	1,478	130,995
Mack-Cali Realty Corp.	12,756	371,837
Medical Properties Trust, Inc.	9,192	123,357
Mid-America Apartment Communities, Inc.	4,833	496,494
Monogram Residential Trust, Inc.	8,937	91,962
National Retail Properties, Inc.	4,931	223,078
Omega Healthcare Investors, Inc.	6,836	223,127
Paramount Group, Inc.	7,207	125,618
Parkway, Inc. *	251	5,266
Pebblebrook Hotel Trust	2,897	83,289
Pennsylvania Real Estate Investment Trust	6,955	114,758
Piedmont Office Realty Trust, Inc., Class A	17,330	397,550
Prologis, Inc.	19,300	985,265
PS Business Parks, Inc.	1,067	123,996
Public Storage	4,496	1,022,660
Quality Care Properties, Inc. *	1,889	35,853
Realogy Holdings Corp.	15,782	437,161
Realty Income Corp.	6,068	371,847
Regency Centers Corp.	4,011	282,174
Retail Properties of America, Inc., Class A	20,063	309,171
RLJ Lodging Trust	12,273	279,334
Ryman Hospitality Properties, Inc.	3,835	247,242
Sabra Health Care REIT, Inc.	6,267	170,462
Senior Housing Properties Trust	19,879	407,520

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Simon Property Group, Inc.	11,980	2,209,112
SL Green Realty Corp.	4,299	484,411
Spirit Realty Capital, Inc.	16,294	179,071
Sun Communities, Inc.	2,189	181,315
Sunstone Hotel Investors, Inc.	13,536	199,656
Tanger Factory Outlet Centers, Inc.	4,994	169,147
Taubman Centers, Inc.	4,293	299,480
The GEO Group, Inc.	9,625	458,246
The Macerich Co.	6,881	463,642
Tier REIT, Inc.	4,399	79,534
UDR, Inc.	11,696	426,904
Ventas, Inc.	19,221	1,250,326
VEREIT, Inc.	17,326	157,147
Vornado Realty Trust	11,215	1,232,192
Washington Prime Group, Inc.	18,425	170,800
Washington Real Estate Investment Trust	5,707	186,676
Weingarten Realty Investors	7,541	267,479
Welltower, Inc.	17,616	1,239,814
WP Carey, Inc.	4,424	279,110
Xenia Hotels & Resorts, Inc.	8,912	156,584
		41,431,382
Total Common Stock
(Cost $87,016,926)		92,252,684
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Australia & New Zealand Banking Group Ltd.
Australian Dollar
0.49%, 03/01/17 (a)	153,367	117,587
Brown Brothers Harriman
Canadian Dollar
0.05%, 03/01/17 (a)	1,942	1,462
Euro
(0.58%), 03/01/17 (a)	1,221	1,294
Great British Pound
0.05%, 03/01/17 (a)	823	1,021
Hong Kong Dollar
0.01%, 03/01/17 (a)	50,959	6,564
Japanese Yen
(0.20%), 03/01/17 (a)	708,190	6,304
Singapore Dollar
0.01%, 03/01/17 (a)	24,360	17,382
South African Rand
5.45%, 03/01/17 (a)	5,485	418
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Swedish Krona
(0.98%), 03/01/17 (a)	1,556	172
Swiss Franc
(1.45%), 03/01/17 (a)	278	277
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.27%, 03/01/17 (a)	31,075	31,075
Total Short-Term Investments
(Cost $183,556)		183,556

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $88,760,394 and the unrealized appreciation and depreciation were $7,508,138 and ($3,832,292), respectively, with a net unrealized appreciation of $3,675,846.
As of 02/28/17, the values of certain foreign securities held by the fund aggregating $47,295,837 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
MSCI Emerging Markets Index, e-mini, Long, expires 03/17/17	2	93,080	(724)
S&P 500 Index, e-mini, Long, expires 03/17/17	1	118,140	1,888
Net Unrealized Appreciation			1,164

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 28, 2017 (continued)

The following is a summary of the inputs used to value the fund's investments as of February 28, 2017 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$30,540,836	$—	$30,540,836
Austria
Real Estate	245,320	182,346	—	427,666
Belgium
Real Estate	102,591	197,518	—	300,109
Canada [1]	2,021,685	—	—	2,021,685
Italy [1]	96,526	—	—	96,526
Japan
Real Estate	64,222	10,113,893	—	10,178,115
Netherlands
Real Estate	91,268	369,919	—	461,187
Singapore
Real Estate	202,816	2,185,115	—	2,387,931
South Africa
Real Estate	311,596	773,831	—	1,085,427
Switzerland
Real Estate	115,534	617,007	—	732,541
United Kingdom
Real Estate	273,907	2,315,372	—	2,589,279
United States[1]	41,431,382	—	—	41,431,382
Short-Term Investments[1]	—	183,556	—	183,556
Total	$44,956,847	$47,479,393	$—	$92,436,240
Other Financial Instruments
Futures Contracts[2]	$1,888	$—	$—	$1,888
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($724)	$—	$—	($724)
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $762,939 and $802,325 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended February 28, 2017. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Assets and Liabilities

As of February 28, 2017
Assets
Investments, at value (cost $87,200,482)		$92,436,240
Foreign currency, at value (cost $2,201)		2,205
Deposit with broker for futures contracts		29,900
Receivables:
Fund shares sold		221,107
Dividends		70,046
Foreign tax reclaims		12,958
Prepaid expenses	+	14,002
Total assets		92,786,458
Liabilities
Payables:
Shareholder service fees		3,614
Fund shares redeemed		60,648
Variation margin on futures contracts		1,802
Due to custodian		683
Foreign capital gains tax		166
Accrued expenses	+	114,803
Total liabilities		181,716
Net Assets
Total assets		92,786,458
Total liabilities	–	181,716
Net assets		$92,604,742
Net Assets by Source
Capital received from investors		88,806,959
Distributions in excess of net investment income		(801,655)
Net realized capital losses		(636,557)
Net unrealized capital appreciation		5,235,995

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$92,604,742		8,632,785		$10.73

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Operations

For the period March 1, 2016 through February 28, 2017
Investment Income
Dividends (net of foreign withholding tax of $161,453)		$2,925,152
Interest	+	419
Total investment income		2,925,571
Expenses
Investment adviser and administrator fees		364,571
Shareholder service fees		90,644
Professional fees		105,769
Index fees		78,155
Shareholder reports		55,465
Portfolio accounting fees		47,987
Custodian fees		34,044
Registration fees		23,332
Independent trustees' fees		7,554
Transfer agent fees		6,136
Interest expense		105
Other expenses	+	15,466
Total expenses		829,228
Expense reduction by CSIM and its affiliates	–	381,665
Net expenses	–	447,563
Net investment income		2,478,008
Realized and Unrealized Gains (Losses)
Net realized gains on investments		1,143,071
Net realized gains on futures contracts		31,542
Net realized gains on foreign currency transactions	+	7,488
Net realized gains		1,182,101
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of $166)		11,158,570
Net change in unrealized appreciation (depreciation) on futures contracts		1,164
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(1,396)
Net change in unrealized appreciation (depreciation)	+	11,158,338
Net realized and unrealized gains		12,340,439
Increase in net assets resulting from operations		$14,818,447

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/16-2/28/17		3/1/15-2/29/16
Net investment income		$2,478,008	$2,562,901
Net realized gains (losses)		1,182,101	(569,317)
Net change in unrealized appreciation (depreciation)	+	11,158,338	(11,236,920)
Increase (decrease) in net assets from operations		14,818,447	(9,243,336)
Distributions to Shareholders
Distributions from net investment income		(3,678,589)	(2,655,237)
Distributions from net realized gains	+	(702,658)	—
Total distributions		($4,381,247)	($2,655,237)

Transactions in Fund Shares
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,960,200	$20,545,404	1,918,394	$19,727,219
Shares reinvested		329,946	3,374,942	200,489	2,071,587
Shares redeemed	+	(2,462,207)	(25,641,783)	(3,121,007)	(31,289,328)
Net transactions in fund shares		(172,061)	($1,721,437)	(1,002,124)	($9,490,522)
Shares Outstanding and Net Assets
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,804,846	$83,888,979	9,806,970	$105,278,074
Total increase or decrease	+	(172,061)	8,715,763	(1,002,124)	(21,389,095)
End of period		8,632,785	$92,604,742	8,804,846	$83,888,979
Distributions in excess of net investment income			($801,655)		($28,957)

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
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Schwab Fundamental Global Real Estate Index Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Large Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2055 Fund
Schwab International Index Fund	Schwab Target 2060 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Monthly Income Fund — Moderate Payout
Schwab MarketTrack Growth Portfolio	Schwab Monthly Income Fund — Enhanced Payout
Schwab MarketTrack Balanced Portfolio	Schwab Monthly Income Fund — Maximum Payout
Schwab MarketTrack Conservative Portfolio	Schwab Target 2010 Index Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2015 Index Fund
Laudus International MarketMasters Fund	Schwab Target 2020 Index Fund
Schwab Balanced Fund	Schwab Target 2025 Index Fund
Schwab Core Equity Fund	Schwab Target 2030 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2035 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2040 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2045 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2050 Index Fund
Schwab Health Care Fund	Schwab Target 2055 Index Fund
Schwab International Core Equity Fund	Schwab Target 2060 Index Fund
Schwab Target 2010 Fund
Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund's Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of February 28, 2017 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Real Estate Investment Trusts: The fund may own shares of real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from U.S. REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual U.S. REITs or realized gains on investments, respectively.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2017, if any, are reflected in the fund’s Statement of Assets and Liabilities.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund's prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance may be below that of the index.
Small- and Mid-Cap Risk. Even the larger REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when small- and mid-cap stocks fall behind other types of investments—large-cap stocks, for instance—the fund’s small- and mid-cap holdings could reduce performance.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid than the underlying shares in their primary

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

3. Risk Factors (continued):
trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund's investments in a single country or a limited number of countries represent a large percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund's use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack-of-availability risk, valuation risk, correlation risk and tax risk. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
% of Average Daily Net Assets
First $500 million	0.40%
$500 million to $5 billion	0.38%
$5 billion to $10 billion	0.36%
Over $10 billion	0.34%
For the period ended February 28, 2017, the aggregate advisory fee paid to CSIM by the fund was 0.40%, as a percentage of the fund's average daily net assets.
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund is subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with CSIM pursuant to which CSIM has agreed to sublicense certain Russell indices and trademarks to the fund. Under the sublicense agreement, the fund pays all applicable licensing fees.
The fund may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2017, the fund's total aggregate security transactions with other Schwab funds was $1,495,134 and includes realized losses of $22,224.
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at February 28, 2017 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2017, the month-end average contract values of futures contracts held by the fund was $219,427 and the month-end average number of contracts held was 3.

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 28, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$20,893,692	$24,007,785

9. Redemption Fee:
Prior to February 28, 2017, the fund charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. Effective February 28, 2017, the fund no longer charges redemption fees. The redemption fees charged during the current and prior periods were as follows:
Current Period (3/1/16-2/28/17)	Prior Period (3/1/15-2/29/16)
$1,019	$2,652

10. Federal Income Taxes:
As of February 28, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$304,507
Undistributed long-term capital gains	—
Unrealized appreciation on investments	7,508,138
Unrealized depreciation on investments	(3,832,292)
Other unrealized appreciation (depreciation)	(926)
Net unrealized appreciation (depreciation)	$3,674,920
The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and PFICs.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

10. Federal Income Taxes (continued):
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2017, the fund had no capital loss carryforwards. For the year ended February 28, 2017, the fund had capital loss carryforwards utilized of $272,182.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2017, the fund had capital losses deferred of $181,644 and no late-year ordinary losses deferred.
The tax-basis components of distributions paid during the current fiscal year were as follows:
Current period distributions
Ordinary income	$3,664,255
Long-term capital gains	716,992
Prior period distributions
Ordinary income	$2,655,237
Long-term capital gains	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of February 28, 2017, the fund made the following reclassifications:
Capital shares	$—
Undistributed net investment income	427,883
Net realized capital gains (losses)	(427,883)
As of February 28, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2017, the fund did not incur any interest or penalties.

11. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the fund's financial statements and related disclosures.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of:
Schwab Fundamental Global Real Estate Index Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Fundamental Global Real Estate Index Fund (one of the funds constituting Schwab Capital Trust, hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 17, 2017

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Other Federal Tax Information (unaudited)

The fund may elect to pass on the benefits of the foreign tax credit of $144,777 to its shareholders for the period ended February 28, 2017. The respective foreign source income of the fund is $1,955,045.
For the period ended February 28, 2017, the fund designated $648,405 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amounts for use in preparing their 2017 income tax return.
For corporate shareholders, 0.13% of the fund's dividend distributions paid during the fiscal year ended February 28, 2017, qualify for the corporate dividends received deduction.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $716,992 as long-term capital gain dividends for the fiscal year ended February 28, 2017.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 110 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	110	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	110	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	110	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	110	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	110	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	110	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	110	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	110	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	110	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	110	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	110	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer (May 2007 – present), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	110	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index  A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index constituents are from developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index  A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Russell RAFI Global Select Real Estate Index  An index that ranks and weights global real estate securities by three fundamental measures of company size—adjusted sales, retained operating cash flow and dividends plus buybacks—rather than by market capitalization. Fundamental scores are created using the members of the Russell RAFI Global Index classified as Real Estate or Real Estate Investment Trusts according to the Russell Global Sectors classification scheme. Mortgage and Timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. Once the index has been created it is rebalanced quarterly using a tranche methodology. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Notes

Notes

Schwab Fundamental Global Real Estate Index Fund
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
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MFR85263-02
00191456

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of forty-nine series. One series has a fiscal year-end of February 28, whose annual financial statements are reported in Item 1, thirty-four series have a fiscal year-end of October 31, and three series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the registrant’s series, based on their respective 2016/2017 and 2015/2016 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2016/2017	Fiscal Year 2015/2016	Fiscal Year 2016/2017	Fiscal Year 2015/2016	Fiscal Year 2016/2017	Fiscal Year 2015/2016	Fiscal Year 2016/2017	Fiscal Year 2015/2016
$ 1,176,105	$1,275,248	$0	$0	$117,810	$129,645	$0	$12,838

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2016/2017: $117,810	2015/2016: $142,483

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1) Registrant’s	code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 04/07/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 04/07/17

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: 04/07/17